Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In addition to commitments disclosed elsewhere in the financial statements, the Corporation has incurred the following additional contractual commitments, either directly or through its interests in joint operations. Approximate future payments under these agreements are as follows:

	2021	2022	2023	2024	2025	2026 and thereafter	Total
Natural gas, transportation and other contracts	141	149	137	134	134	1,353	2,048
Transmission	8	8	8	5	5	1	35
Coal supply and mining agreements	81	105	101	67	56	—	410
Long-term service agreements	31	37	22	18	10	55	173
Operating leases	4	2	2	1	1	26	36
Growth	509	411	93	—	—	—	1,013
TransAlta Energy Transition Bill	6	6	6	—	—	—	18
Total	780	718	369	225	206	1,435	3,733

A. Natural Gas, Transportation and Other Contracts
The Corporation has fixed price or volume natural gas purchase and transportation contracts. In addition to the commitments shown above, upon closing the sale of the Pioneer Pipeline, a 15-year transportation agreement will provide an additional 275 TJ per day of natural gas on a firm basis by 2023, bringing the total firm natural gas transportation contracts to 400 TJ per day by 2023. This agreement would replace the Corporation's existing 15-year commitment to purchase 139 TJ per day of natural gas on the Pioneer Pipeline, which remains in place until the closing of the Transaction. Other contracts relate to commitments for goods and services.
B. Transmission
The Corporation has several agreements to purchase transmission network capacity in the Pacific Northwest. Provided certain conditions for delivering the service are met, the Corporation is committed to the transmission at the supplier’s tariff rate whether it is awarded immediately or delivered in the future after additional facilities are constructed.
C. Coal Supply and Mining Agreements
Various coal supply and associated rail transport contracts are in place to provide coal for use in production at the Centralia thermal facility. The coal supply agreements allow TransAlta to take delivery of coal at fixed volumes with dates extending to 2025. In 2020, a new rail transportation service contract was entered into and pricing is reflective of current market conditions. As a result, there is an increase in expected rail transportation costs over the service period.
Commitments related to mining agreements include the Corporation’s share of commitments for mining agreements related to its Sheerness joint operation and certain other mining royalty agreements. Some of these commitments have been reduced due to the accelerated plans to eliminate coal as a fuel source at the Sheerness facility by the end of 2021.
D. Long-Term Service Agreements
TransAlta has various service agreements in place, primarily for inspections and repairs and maintenance that may be required on natural gas facilities, coal facilities and turbines at various wind facilities.
E. Operating Leases
Includes lease commitments not recognized under IFRS 16 and lease commitments that have not yet commenced, mainly related to buildings, vehicles and land.

Prior to the adoption of IFRS 16, operating lease expenses were recognized as incurred in the statement of earnings. During the year ended Dec. 31, 2018, $8 million was recognized as an expense in respect of operating leases. Sublease payments received during 2020 were $2 million (2019 and 2018 — were less than $1 million). No contingent rental payments were made in respect of operating leases.
F. Growth
Commitments for growth relate to the following projects: conversion to gas and repowering Sundance Unit 5, Kaybob cogeneration project, Windrise project and any final costs associated with the Big Level and Antrim wind projects. Refer to Note 4 for further details on these projects.

G. TransAlta Energy Transition Bill Commitments
As part of the TransAlta Energy Transition Bill signed into law in the State of Washington and the subsequent MOA, we have committed to fund US$55 million in total over the remaining life of the Centralia coal plant to support economic and community development, promote energy efficiency and develop energy technologies related to the improvement of the environment. The MoA contains certain provisions for termination and in the event of the termination and certain circumstances, this funding or part thereof would no longer be required. As of Dec. 31, 2020, the Corporation has funded approximately US$41 million of the commitment, which is recognized in other assets in the Consolidated Statements of Financial Position.
H. Other
A significant portion of the Corporation’s electricity and thermal production are subject to PPAs and long-term contracts. The majority of these contracts include terms and conditions customary to the industry in which the Corporation operates. The nature of commitments related to these contracts includes: electricity and thermal capacity, availability and production targets; reliability and other plant-specific performance measures; specified payments for deliveries during peak and off-peak time periods; specified prices per MWh; risk sharing of fuel costs; and retention of heat rate risk.
I. Contingencies
TransAlta is occasionally named as a party in various claims and legal and regulatory proceedings that arise during the normal course of its business. TransAlta reviews each of these claims, including the nature of the claim, the amount in dispute or claimed, and the availability of insurance coverage. There can be no assurance that any particular claim will be resolved in the Corporation’s favour or that such claims may not have a material adverse effect on TransAlta. Inquiries from regulatory bodies may also arise in the normal course of business, to which the Corporation responds as required.
I. Line Loss Rule Proceeding
The Corporation has been participating in a line loss rule proceeding before the AUC. The AUC determined that it has the ability to retroactively adjust line loss charges going back to 2006 and directed the AESO to recalculate loss factors for 2006 to 2016 and issue a single invoice charging or crediting market participants for the difference in losses charges. The AESO submitted a review and variance application of this decision to implement a “pay-as-you-go” invoicing scheme rather than issue a single invoice. The AUC ruled on the AESO’s request and approved a three-period invoice process (2006-2009, 2010-2013 and 2014-2016). The total liability for the loss charges was $25 million; however, due to payments made (and received) for the first two invoices, only $8 million of the total liability remains outstanding. The AESO issued the first invoice on Oct. 22, 2020 for $6 million, which was paid by Dec. 30, 2020. The second invoice was issued on Dec. 21, 2020, for $11 million. The third invoice is expected in March 2021.

In November 2020, the AESO sought direction from the AUC with respect to interest payments on the loss charges and the AUC ruled in January 2021 that simple interest rather than compound interest would apply to the loss charges.

II. FMG Disputes
The Corporation is currently engaged in a dispute with Fortescue Metals Group Ltd. ("FMG") as a result of FMG's purported termination of the South Hedland PPA. TransAlta sued FMG, seeking payments of amounts invoiced and not paid under the South Hedland PPA, as well as a declaration that the PPA is valid and in force. FMG, on the other hand, seeks a declaration that the PPA was lawfully terminated. This matter has been rescheduled to proceed to trial beginning May 3, 2021, instead of June 15, 2020.

The Corporation had a second dispute involving FMG's claims against TransAlta related to the transfer of the Solomon facility to FMG. FMG claimed certain amounts related to the condition of the facility while TransAlta claimed certain outstanding costs that should be reimbursed. The dispute was settled and discontinued in the Supreme Court of Western Australia on Sept. 9, 2020.
III. Mangrove Claim
On April 23, 2019, Mangrove commenced an action in the Ontario Superior Court of Justice, naming the Corporation, the incumbent members of the Board of Directors of the Corporation on such date and Brookfield BRP Holdings (Canada), as defendants. Mangrove is seeking to set aside the Brookfield Investment. TransAlta believes the claim is wholly lacking in merit and is taking all steps to defend against the allegations. This matter has been rescheduled and the three-week trial will begin on April 19, 2021.

IV. Keephills 1 Stator Force Majeure
The Balancing Pool and ENMAX Energy Corporation ("ENMAX") are seeking to set aside an arbitration award on the basis that they did not receive a fair hearing. The Alberta Court of Queen’s Bench ("ABQB") dismissed the Balancing Pool and ENMAX’s allegations of unfairness on June 26, 2019. The Balancing Pool and ENMAX, however, sought leave to appeal the ABQB’s decision at the Court of Appeal, which was granted on Feb. 13, 2020. The appeal is scheduled to be heard on April 8, 2021. TransAlta believes that the Court of Appeal will affirm the ABQB decision that the arbitration proceeding was fair.

V. Keephills 1 Superheater Force Majeure
Keephills Unit 1 was taken offline from March 17, 2015 to May 17, 2015, as a result of a large leak in the secondary superheater. TransAlta Generation Partnership claimed force majeure under the Keephills PPA. ENMAX, the PPA buyer under the PPA at the time, did not dispute the force majeure, but the Balancing Pool did, seeking to recover $12 million in capacity payment charges it paid to TransAlta while the unit was offline. The Balancing Pool argued and won in the Courts that it has a right under the PPA to commence an arbitration, independent of the PPA buyer, ENMAX. An arbitration for this dispute has commenced and is set to be heard for seven days starting Dec. 6, 2021.

VI. Sundance A Decommissioning
TransAlta filed an application with the AUC seeking payment from the Balancing Pool for TransAlta’s decommissioning costs for Sundance A, including its proportionate share of the Highvale mine. The Balancing Pool and Utilities Consumer Advocate are participating as interveners because they take issue with the decommissioning costs claimed by TransAlta. Due to various factors including the COVID-19 pandemic and significant information requests from the Balancing Pool, the application has been delayed. While a hearing date has not been set, the application will likely be heard in late 2021 or early 2022. TransAlta expects to receive payment from the Balancing Pool for its decommissioning costs; however, the amount that the AUC will award is uncertain.

VII. Hydro Power Purchase Arrangement ("Hydro PPA") Emission Performance Credits
The Balancing Pool claims to be entitled to emissions performance credits ("EPCs"), valued at approximately $17 million per year, earned by the Hydro facilities under the Carbon Competitiveness Incentive Regulation from 2018-2020. Refer to Note 2(A) and 2(F)(IV) for the accounting policies on these credits. The dispute is based on the ownership of the EPCs as a result of a change in law provision under the Hydro PPA and that TransAlta is benefiting from the purported change in law. TransAlta has not received any benefit from the EPCs and has not recognized any benefit from the EPCs within its financial statements. TransAlta believes that the Balancing Pool has no rights to these credits. An arbitration has commenced and will be likely set down for a hearing sometime in early 2022.

VIII. Direct Assigned Capital Deferral Account ("DACDA") Application
AltaLink Management Ltd. ("AltaLink") filed an application before the AUC to recover its 2016-2018 DACDA costs (the "Proceeding") incurred for the 240 kV line upgrades project in the Edmonton region (the “Upgrades Project”). TransAlta is a secondary applicant in the Proceeding because it owns a portion of the 1043L Line located on Enoch Cree Nation (“ECN”) Reserve that was a part of the Upgrades Project. AltaLink and TransAlta sought to have their costs ($91 million for AltaLink and $22 million for TransAlta) approved by the AUC as reasonable and prudent. The ECN and the Consumers' Coalition of Alberta are registered participants in the Proceeding. The AUC rendered its decision in the Proceeding on Dec. 10, 2020, and disallowed 15 per cent (approximately $3 million) of TransAlta’s portion. TransAlta believes that the AUC made errors by disallowing 15 per cent of its costs and therefore filed a permission to appeal application with the Court of Appeal (the “PTA”) and a review and variance application with the AUC (the “R&V”). The PTA will be adjourned until the R&V process is completed.